RESIDENTS  OF THE STATE OF FLORIDA  WHO  PURCHASE  THE SHARES  HAVE THE
         RIGHT, PURSUANT TO SECTION 517.061(11)(a)5 OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, TO WITHDRAW THEIR SUBSCRIPTIONS AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE DAYS AFTER RECEIPT OF THIS MEMORANDUM OR WITHIN THREE DAYS AFTER THE FIRST PAYMENT OF MONEY OR OTHER CONSIDERATION TO THE COMPANY, WHICHEVER OCCURS LATER.

                             SUBSCRIPTION AGREEMENT





                            As of September 12, 1996


Sandata, Inc.
26 Harbor Park Drive
Port Washington, NY 11050

Ladies and Gentlemen:

     1. Offer to Purchase. Subject to the terms and conditions set forth in this Subscription Agreement (the "Agreement"), ____________________ (the "Purchaser") hereby subscribes for the purchase of _________ shares (the "Shares") of common stock, $.001 par value per share ("Common Stock"), of Sandata, Inc., a Delaware corporation (the "Company"), at a price of $3.00 per share, which in the aggregate totals $_________. The purchase price is payable by unendorsed certified check made payable to the order of or wire transfer to Sandata, Inc., contemporaneously herewith.

     2. Representations, Warranties and Agreements of Purchaser. In connection with its subscription, the Purchaser hereby makes the following representations, warranties and agreements and confirms the following understandings to the
Company:

               (a) Investment Purpose. The Purchaser is acquiring the Shares for his own account and for investment purposes only, within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, with no intention of assigning any participation or interest therein and with no view to the distribution or resale thereof.


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               (b) Review and Evaluation of  Information  Regarding the Company.
          Purchaser is familiar with the Company's operations and financial condition. He acknowledges that he has had the opportunity to ask representatives of the Company questions about the Company's business and financial condition and that he has obtained and reviewed such information as he has requested to the extent he has deemed necessary to permit him to fully evaluate the merits and risks of his investment in the Company.

               (c) Purchaser's Financial Experience. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company.

               (d) Suitability of Investment. The Purchaser has evaluated the merits and risks of the Purchaser's proposed investment in the Company, including those risks particular to the Purchaser's situation, and has determined that this investment is suitable for him. The Purchaser has adequate financial resources for an investment of this character, and at this time the Purchaser can bear a complete loss of his investment.

              (e) Limitations on Disposition. Purchaser will not sell, assign, transfer, encumber or otherwise dispose of any of the Shares unless
          (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer, encumbrance or disposition does not require registration under the Securities Act. The Purchaser understands that the Shares are not being registered under the Securities Act and must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available. The Purchaser understands that there are substantial restrictions on the transferability of the Shares. The Purchaser may not be able to avail himself of certain of the provisions of Rule 144 adopted by the Securities and Exchange Commission ("Commission") under the Securities Act with respect to the public resale of the Shares; and accordingly, the Purchaser may have to hold the Shares for an indefinite period of time and the Purchaser may not be able to liquidate his investment in the Company. The Purchaser represents that he can afford to hold the Shares for an indefinite period of time.

               (f) Accredited Investor. The Purchaser has reviewed the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1996 (the "Form 10-KSB"). The Purchaser (i) is either an "accredited investor," as such term is defined in Rule 501(a) promulgated by the Commission under the Securities Act, or has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the Shares contemplated hereby; (ii) the Purchaser is able to bear the economic risks of investment in the Shares, including, without limitation, the risk of the loss of part or all of his investment and the inability to sell or transfer the Shares for an indefinite period of time; (iii) the Purchaser has adequate means of providing for current needs and contingencies and has no need for liquidity in his investment in the Shares; and (iv) the Purchaser does not have an overall

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



          commitment to investments which are not readily marketable that is excessive in proportion to his net worth and an investment in the Shares will not cause such overall commitment to become excessive. The Purchaser will execute and deliver to the Company such documents as the Company may reasonably request in order to confirm the accuracy of the foregoing.

               (g) Reliance on Representations. The Purchaser understands that the Shares are not being registered under the Securities Act in part on the ground that the issuance thereof is exempt under Section 4(2) of the Securities Act, as a transaction by an issuer not involving any public offering and that the Company's reliance on such exemption is predicated in part on the foregoing representations and warranties of the Purchaser.

               (h) Restrictive Legend. The Shares to be issued to Purchaser may not be sold, assigned, transferred, encumbered or disposed of unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. Accordingly, the following restrictive legend will be placed on any instrument, certificate or other document evidencing the Shares.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION OR RESALE. THEY MAY NOT BE SOLD, ASSIGNED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

               (i) Certain Risk Factors. Purchaser acknowledges that there are significant risks relating to the acquisition of the Shares including, without limitation, the risks referred to in the Company's Form 10-KSB.

               (j) Absence of Official Evaluation. The Purchaser understands that neither the Commission nor any other federal or state agency has made any finding or determination as to the fairness of the terms of an investment in the Company, nor any recommendation or endorsement of the Shares offered hereby.


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               (k)  Obligation.  This Agreement  constitutes a valid and legally binding obligation of the Purchaser and neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to the Purchaser or violate, alone or with notice or the passage of time or both, result in a material breach or termination or otherwise give any contracting party the
          right  to  terminate  or  declare  a  default   under  any   contract,
          commitment, agreement or restriction of any kind to which the Purchaser is a party or by which he or his assets are bound. The
          execution   and  delivery  of  this   Agreement   does  not,  and  the
          consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Purchaser.

               (l) Approvals Required. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by the Purchaser or the consummation of the transactions described herein, and, except to the extent that the Purchaser or the Company is required to file reports in accordance with relevant regulations under Federal securities laws all of which reports have been or will be timely made by the Purchaser.

     3. Representations, Warranties and Agreements of the Company. In connection with this subscription, the Company makes the following representations, warranties and agreements and confirms the following understanding:

          (a) No Pending Proceedings. Except as disclosed in the Form 10-KSB, there is not now pending or, to the Company's knowledge, threatened against the Company, any of its subsidiaries or affiliates nor any of their respective directors or officers (in their capacity as directors or officers) any action or proceeding of which it has been advised, either in any court of competent jurisdiction or before the Commission, or regulatory authority.

               (b) No Material Adverse Changes. Since the date of the Form 10-KSB, no facts have come to our attention which would cause us to believe that the Form 10-KSB includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (c) Company's Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be qualified to do business, and has all necessary powers to carry on its business as now operated by it.


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               (d)  Capitalization.  The Company  has  763,955  shares of Common
          Stock outstanding, and options and warrants to purchase 1,225,259 shares of Common Stock outstanding. No shares of the Common Stock are held by it as treasury shares; all of the outstanding shares of the Common Stock are validly issued, fully paid and non-assessable; none of the shares of the Common Stock have been issued in violation of the preemptive rights of any person. Except as described in the Form 10-KSB, there is not outstanding any security, option, warrant, right, instrument convertible into or exchangeable for, employee benefit plan or arrangement, agreement, understanding or commitment of any kind entitling any person, corporation or entity to purchase, subscribe for or otherwise acquire, or relating to the voting of, any shares of capital stock or other equity interests of the Company.

               (e) Legal and Other Proceedings. Neither the Company, nor any of its subsidiaries or affiliates or each of their respective directors or officers (in their capacity as directors or officers), is a party to any pending or, to the best knowledge of the Company, threatened, claim, action, suit, investigation, arbitration or proceeding, or is subject to any order, judgment or decree that is reasonably expected to have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings or results of operations of the Company. The Company is not, as of the date hereof, a party to or subject to any enforcement action instituted by, or any agreement or memorandum of understanding with, any federal or state regulatory authority restricting its operations or requiring that actions be taken, and no such regulatory authority has threatened any such action, memorandum or order against the Company and the Company has not received any report of examination from any federal or state regulatory agency which requires that the Company address any problem or take any action which has not already been addressed or taken in a manner satisfactory to the regulatory agency.

               (f) Compliance with Laws. The Company represents and warrants that, to the best of its knowledge, the Company:

                           (1) is in  compliance  in all material  respects with
                  all laws, regulations, reporting and licensing requirements and orders applicable to its business or any of its employees (because of any such employee's activities on the Company's behalf);

                           (2) is in  compliance  in all material  respects with
                  all federal, state and local employment laws and regulations (including employment discrimination laws and regulations) applicable to its business or any of its employees; and

                           (3) has received no  notification  from any agency or
                  department of federal, state or local government or any regulatory authority or the staff thereof asserting that it is not in material compliance with or has violated any of the statutes, regulations or ordinances which such governmental authority or regulatory authority enforces, or threatening to revoke any license, franchise, permit or governmental authorization, and is subject to no material agreement or consent

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                  decree  with  any  regulatory   authorities   arising  out  of
                  previously asserted violations with respect to its assets or business.

               (g) Financial Statements. The financial statements included in the Form 10-KSB (the "Financial Statements"), as of the dates thereof and for the periods covered thereby, are in accordance with the books and records of the Company, which books and records are complete and correct in all material respects required by generally accepted accounting principles ("GAAP") and present fairly, in all material respects, the financial position and results of the Company in accordance with GAAP applied on a basis consistent with prior periods.

               (h) Tax  Matters.  All  federal,  state,  local and  foreign  tax returns (including, without limitation, estimated tax returns, and, with respect to employees, FICA and FUTA returns) required to be filed by or on behalf of the Company have been timely filed, or requests for extensions have been timely filed, granted and have not expired, and all returns filed are complete and accurate in all material respects. All taxes shown on filed returns have been paid. As of the date hereof, there is no deficiency or refund litigation, matter in controversy, or audit examination with respect to any taxes that might result in a determination adverse to the Company, except as reserved in the Financial Statements. All taxes, interest, additions and penalties due with respect to completed and settled examinations or concluded litigation have been paid. The Company has not executed an extension or waiver of any statute of limitations on the assessment or collection of any tax due that is currently in effect. To the extent any federal, state, local or foreign taxes are due from or, for any periods through and including December 31, 1996, adequate provision has been made for the payment of such taxes by establishing appropriate liability accounts on the Financial Statements.

               (i) Obligation. This Agreement constitutes a valid and legally binding obligation of the Company and neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to the Company or violate, alone or with notice or the passage of time or both, results in a material breach or termination or otherwise give any contracting party the right to terminate or declare a default under any contract, commitment, agreement or restriction of any kind to which the Company is a party or by which its assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Company.

               (j) Approvals Required. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by the Company or the consummation of the transactions described herein, and, except to the extent that the Purchaser or the Company is required to file reports in accordance with

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          relevant  regulations under Federal  securities laws all of which reports have been or will be timely made by the Company.

     4. Registration Rights. If at any time during the three (3) years after the date hereof, the Company shall prepare and file one or more registration statements under the Securities Act (other than a registration statement on Form S-4 (or with regard to any transaction contemplated by Rule 145, promulgated under the Securities Act) or Form S-8 or any successor form of limited purpose and other than a post-effective amendment to any registration statement), to the extent permitted by law, including, without limitation, the rules and regulations of the Commission, with respect to a public offering of equity or debt securities of the Company, or of any such securities of the Company held by its security holders, the Company will, to the extent permitted by law, including without limitation, the rules and regulations of the Commission, include in any such registration statement such information as is required, and such number of Shares held by the Purchaser or his respective designees or transferees (the "Purchasers") as may be requested by them, to permit a public offering of the Shares so requested; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of the Shares requested to be registered, when added to the securities being registered by the Company or the selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering all or that portion of the Shares requested to be so registered, so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering, provided that at least a pro rata amount of the securities that otherwise were proposed to be registered for other stockholders is also excluded. In the event of such a proposed registration, the Company shall furnish the then Purchasers with not less than twenty (20) days' written notice prior to the proposed date of filing of such registration statement. Further notice shall be given by the Company to Purchasers, with respect to subsequent registration statements or post-effective amendments filed by the Company, until such time as all of the Shares have been registered or may be sold without registration under the Securities Act or applicable state securities laws and regulations pursuant to Rule 144 of the Securities Act. The Purchaser shall exercise the rights provided for in this Section by giving written notice to the Company, within ten (10) days of receipt of the Company's notice of its intention to file a registration statement. Notwithstanding anything contained herein to the contrary, the Purchaser shall not be permitted to exercise the registration rights provided for herein with respect to all or such portion of the Shares as may be sold without registration under the Securities Act or applicable state securities laws and regulations under Rule 144 of the Securities Act.

         The Company shall bear all expenses, incurred in the preparation and filing of such registration statements or post-effective amendment (and related state registrations, to the extent permitted by applicable law) and the furnishing of copies of the preliminary and final prospectus thereof to the Purchaser, other than expenses of the Purchaser's counsel, and other than sales

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commissions or transfer  taxes  incurred by the  Purchasers  with respect to the sale of such securities.

         The Purchaser whose Shares are included in a registration statement pursuant to an underwritten public offering shall, if requested by the managing underwriter of the public offering, enter into an agreement with the underwriter pursuant to which the Purchaser will agree not to sell, transfer or otherwise dispose of the Shares for such period after consummation of the public offering as may reasonably be requested by the underwriter; up to a maximum of ninety
(90) days, without the consent of the underwriter.

         Notwithstanding anything contained herein to the contrary, prior to the effectiveness of a registration statement pursuant to which the Purchaser has requested registration of his Shares pursuant to this Agreement, the Company may delay the effectiveness of such registration statement or withdraw the registration statement.

         Notwithstanding anything contained herein to the contrary, if at any time during which the Company is obligated to maintain the effectiveness of a registration statement, counsel to the Company (which counsel shall be experienced in securities matters) has determined in good faith that the filing of such registration statement or the compliance by the Company with its disclosure obligations thereunder would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of such registration statement (if not then filed or effective, as appropriate) and shall not be required to maintain the effectiveness thereof (if previously declared effective) for a period expiring upon the earlier to occur of (i) the date on which such information is disclosed to the public or ceases to be material or the Company is so able to comply with its disclosure obligations, or
(ii) thirty (30) days after counsel to the Company makes such good faith determination. There shall not be more than one such delay period with respect to any registration statement after it has been declared effective pursuant to this Section. Notice of any such delay period and of the termination thereof will be promptly delivered by the Company to each Purchaser and shall be maintained in confidence by each such Purchaser. The Purchaser shall not sell any Shares during such period as any such registration statement is not current, as advised by the Company. Each Purchaser shall furnish to the Company such information regarding such Purchaser and a written description of the distribution proposed by such Purchaser as the Company may reasonably request.

     5.   Miscellaneous.

               (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.


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               (b) Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

               (c) Choice of Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws.

               (d) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

               (e) Construction. The parties hereto and their respective legal counsel participated in the preparation of this Agreement; therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

               (f) Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

               (g) Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

               (h) Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

               (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.


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


         IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be executed as of the date first above written.



                                             ----------------------------------

                                             ----------------------------------




AGREED AND ACCEPTED this
____ day of September, 1996

SANDATA, INC., a Delaware corporation


By:
Name:
Title:

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